April 3, 2008

Securities and Exchange Commission,
Division of Investment Management
100 F Street
Washington, D. C. 20549

RE: Saturna Investment Trust (File Nos.811-05071, 33-13247)

Ladies and Gentlemen:

This filing is made solely for the purpose of removing the referenced Registrant's present classification as a series, and to obtain series identifiers for each Series of the Trust, each of which is presently identified as a Class.

Because of an error made at the time of filing earlier Forms N-1A and N-CSR, Registrant was incorrectly identified as a Series and each of its series identified as a Class. This filing is intended to correct those errors and to clarify the fact that each Series has only one class of shares.

The Series that were incorrectly identified as classes and their existing incorrect class identifiers are listed below:

SATURNA INVESTMENT TRUST	S000004771
Sextant Growth Fund	C000012974
Sextant International Fund	C000012975
Sextant Short-Term Bond Fund	C000012976
Sextant Bond Income Fund	C000012977
Idaho Tax-Exempt Fund	C000012978
Sextant Core Fund	C000049087

The filing removes the Trust's classification as a series, and corrects the misclassification of the Series listed above.

If you have any questions or comments, please direct them to the undersigned.

Sincerely,

/s/James D. Winship
Chief Compliance Officer

cc: Chad Eskildsen